September 29, 2003



                      DREYFUS PREMIER SMALL CAP EQUITY FUND
                    DREYFUS PREMIER INTERNATIONAL EQUITY FUND
                  DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND
        (EACH, A "FUND" AND EACH A SERIES OF DREYFUS PREMIER STOCK FUNDS)
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2003

     THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT OF THE COMPANY AND MANAGEMENT ARRANGEMENTS."

     Effective September 30, 2003, The Dreyfus Corporation ("Dreyfus"), the Fund's administrator, will engage Mellon Bank, N.A. ("Mellon"), One Mellon Bank Center, Pittsburgh, PA 15258, to serve as sub-administrator to the Funds. Also effective such date, Mellon will act as administrator to the Master Portfolios (the "Portfolios") in which each Fund invests all of its assets. For its services, Dreyfus has agreed to pay Mellon from the fees Dreyfus receives from the Funds as administrator.

     Effective September 30, 2003, Mellon will act as custodian for the investments of each Fund. The custodian does not have any part in determining the investment policies of the Funds or which securities are to be purchased or sold by a Fund. The custodian will hold the Funds' securities and keeps all necessary accounts and records. Dreyfus has agreed to pay Mellon for its custody services to the Funds from the fees Dreyfus receives from the Funds as administrator as long as the Funds invest all of their investable assets in the Portfolios.

     The references concerning Investors Bank & Trust Company are deleted as of September 30, 2003, because it will no longer be sub-administrator and custodian for each Fund.